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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 6, 2007

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-26467                                           54-1873112
------------------------                                  ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia     20191
-----------------------------------------------------     -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.

         As previously reported in a Current Report on Form 8-K filed on February 21, 2007, the Company's common stock was delisted from the Nasdaq Global Market effective February 22, 2007. Since delisting, the common stock has been quoted and eligible for trading on the Pink Sheets Electronic Interdealer Quotation and Trading System, commonly known as the "Pink Sheets," under the symbol "GAFC.PK." In view of the limited trading activity in the common stock while the common stock was listed on the Nasdaq Global Market, the Company does not believe that the delisting of the common stock will have a material adverse effect on the Company's shareholders. The Company has no current plans or intentions to re-apply to list its common stock on the Nasdaq Stock Market.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  April 9, 2007       By: /s/ Carroll E. Amos
                               -------------------------------------------------
                               Carroll E. Amos
                               President and Chief Executive Officer

Date:  April 9, 2007       By: /s/ David E. Ritter
                               -------------------------------------------------
                               David E. Ritter
                               Senior Vice President and Chief Financial Officer